Financial Instruments (Details) - Schedule of stocking loans are used specifically by the group to finance the purchase of inventory - GBP (£) £ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Schedule of stocking loans are used specifically by the group to finance the purchase of inventory [Abstract]
Inventory	£ 364,585	£ 114,694	£ 42,970
Stocking loans	(177,979)	(86,709)	(32,477)
Net inventory	186,606	27,985	10,493
Cash and cash equivalents	£ 192,629	£ 243,524	£ 34,539	£ 26,366